SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2005

CAPITOL FEDERAL FINANCIAL

(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction jurisdiction of incorporation)	0-24118 (Commission File No.)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas	66603

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (785) 235-1341

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

         Effective July 1, 2005, following a regular annual review of executive salaries by the Compensation Committee of the Board of Directors, the annual base salary payable to John C. Dicus, Chairman of the Board of Capitol Federal Financial (the "Company") and Capitol Federal Savings Bank (the "Bank"), was decreased from $462,000 to $412,000, and the annual base salary payable to John B. Dicus, President and Chief Executive Officer of the Company and the Bank, was increased from $412,000 to $462,000.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: July 8, 2005	By:	/s/ John B. Dicus John B. Dicus, President and Chief Executive Officer

End.